SUMMARY PROSPECTUS January 30, 2015

AB High Income Municipal Portfolio

Ticker: Class A–ABTHX; Class C–ABTFX; Advisor Class–ABTYX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated January 30, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus and other information about the Portfolio, go to http://www.ABglobal.com/links/mf, email a request to prorequest@ABglobal.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Portfolio. Unless otherwise noted, page number references refer to the current Prospectus for this Portfolio.

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INVESTMENT OBJECTIVE:

The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 73 of the Portfolio’s Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 162 of the Portfolio’s SAI.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	1.00%(a)	None
Exchange Fee	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	.50%	.50%	.50%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	None
Other Expenses:
Transfer Agent	.03%	.03%	.03%
Interest Expense	.09%	.09%	.09%
Other Expenses	.04%	.04%	.04%

Total Other Expenses	.16%	.16%	.16%

Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver	.91%	1.66%	.66%

Fee Waiver and/or Expense Reimbursement(b)	(.02)%	(.02)%	(.02)%

Total Annual Portfolio Operating Expenses Including Interest Expense After Fee Waiver and/or Expense Reimbursement(c)(d)	.89%	1.64%	.64%

(a)	For Class C shares, the contingent deferred sales charge is 0% after the first year.

(b)	The fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days’ notice to the Portfolio prior to that date.

(c)	If interest expense were excluded, net expenses would be as follows:

Class A	Class C	Advisor Class
.80%	1.55%	.55%

(d)	Restated to reflect current fees and expense limitations.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s operating expenses stay the same and that the fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$388	$267	*	$65
After 3 Years	$579	$521		$209
After 5 Years	$787	$900		$366
After 10 Years	$1,384	$1,964		$821

*	Assuming you did not redeem your shares at the end of the period, your expenses would decrease by approximately $100.

Portfolio Turnover

The Portfolio will pay transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal period, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Portfolio may also invest in:

•	forward commitments;

•	zero-coupon municipal securities and variable, floating and inverse floating rate municipal securities;

•	certain types of mortgage-related securities; and

•	derivatives, such as options, futures, forwards and swaps.

The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of tender option bonds, or TOBs, and derivative instruments, such as interest rate swaps.

PRINCIPAL RISKS:

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Market Risk: The value of the Portfolio’s assets will fluctuate as the bond market fluctuates. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

•

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Leverage Risk: To the extent the Portfolio uses leveraging techniques, such as TOBs, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

•

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

•

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio’s website at www.ABglobal.com (click on “Menu—Americas—Individual Investors—United States (US Citizens)”, then “Investments—Fund Performance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart is for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 6.45%, 1st quarter, 2014; and Worst Quarter was down -6.04%, 2nd quarter, 2013.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	Since Inception*
Class A**	Return Before Taxes	13.72%	7.30%

	Return After Taxes on Distributions	13.66%	7.17%

	Return After Taxes on Distributions and Sale of Portfolio Shares	9.96%	6.74%
Class C	Return Before Taxes	15.29%	7.20%
Advisor Class	Return Before Taxes	17.57%	8.27%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		9.05%	5.12%

*	Inception date for all Classes: 1/26/2010.

**	After-tax Returns:

–	Are shown for Class A shares only and will vary for Class C shares because Class C shares have higher expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 2010	Senior Vice President of the Adviser

Robert B. (Guy) Davidson III	Since 2010	Senior Vice President of the Adviser

Wayne D. Godlin	Since 2010	Senior Vice President of the Adviser

Terrance T. Hults	Since 2010	Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	None	$50 If initial investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Portfolio may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolio anticipates that substantially all of its income dividends will be exempt from regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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